AMERICAN RESOURCES CORPORATION

Supporting Global Infrastructure



americanresourcescorp.com
NASDAQ: AREC

Forward-Looking Statements

This document contains may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout this document, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review any and all SEC filings of each respective company for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors."

This document is neither an offer to sell nor a solicitation to purchase any of the Company's securities. Certain statements and financial projections in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of terms, such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "possible," "potential," "predicts," "projects," "should," "would" and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include, among others, the Company's ability to raise additional debt or equity financing, the Company's relationships with its current and future customers and business partners, the Company's ability to achieve anticipated results from acquisitions, and organic growth and development and overall business expansion. All reserve estimates (tonnage, quality, sell ability, etc.) and other number and figures presented herein are management estimates only, may include reserves that are currently under lease negotiation (i.e., not currently controlled), and should be independently verified.

The non-reserve deposit numbers presented herein are estimates based on available data and the interpretation of such data by the company and/or its advisors and/or consultants and are not classified as "proven" or "probable" pursuant to the definitions found within SEC's Industry Guide 7. Not all non-reserve deposits are permitted, and certain reserve numbers may include figures under permit, permit in-process or leased, and in some cases prior leases that have lapsed and need to be re-obtained.

This presentation and the information herein is updated frequently, and you should absolutely verify with management of the Company that this version is the most recent available. In the event that the information presented herein conflicts with Company public filings, the public filings shall be the governing document.

NASDAQ: AREC

AMERICAN

RESOURCES CORPORATION

A next generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure and electrification markets.



Investment Opportunity

AMERICAN CARBON

High Volatile Metallurgical Carbon

PCI Carbon

Specialty Alloy Metal Carbon

Industrial Stoker Carbon

Revenue Producing: 4Q 2020

AMERICAN METALS

Used Metal and Steel Products

Used Copper Products

Used Carbide Products

Recovered Mechanicals For Resale

Revenue Producing: Currently

AMERICAN RARE EARTH

Heavy Rare Earth Oxides

Light Rare Earth Oxides

Cobalt

Lithium

Revenue Producing: 2021

Innovators in the Industry

Nimble Diversified Business Model Provides Opportunity
While Reducing Legacy Industry Risks

Identify High Value and Under-Utilized Assets and IP



Creatively Acquire Under Favorable Terms



Modernize and Monetize to Fit Modern-Day Economy



8 Acquisitions and 16 Patent & Technology Licenses Over the Last 5 Years

AMERICAN RESOURCES CORPORATION

Large Markets Poised for Exponential Growth

Metallurgical Carbon

~$3.2 Trillion Average Annual Global Spend Forecasted Over the Next 20 Years[1]


$4.0tn
$ 3.5tn
$ 3.0tn
$ 2.5tn
$ 2.0tn
$ 1.5tn
$ 1.0tn
$500bn
$0
2007
2012
2017
2022
2027
2032
2037

Top Importers	
Country	Total 2018 Coal Imports (Mt)
China	295
India	240
Japan	185
South Korea	142

Met Carbon Demand Highly Correlates to Infrastructure Spend

Rare Earth Elements


NA Market Share (2026)
>10.8%
APAC Market Share (2019)
>55%
10.8%
$13.2BN
CAGR (2020-26)
>$19.8BN
2019
2020
2021
2022
2023
2024
2025
2026

1. Oxford Economics: Global Infrastructure Outlook

AMERICAN
RESOURCES CORPORATION


NASDAQ: AREC
AMERICAN
CARBON
Infrastructure, not old-world energy

Met Carbon:
Essential Ingredient in Steelmaking

Raw Materials

Met Carbon (for Coke)

- Heated to ~1100°C in the absence of oxygen for 12-36 hours
- Removes impurities to leave almost pure carbon

Iron Ore

Steelmaking


Iron Ore
Coke
Blast Furnace
Steel

AMERICAN RESOURCES CORPORATION

Fastest Growing U.S. Supplier of High-Quality Met Carbon to the Steel Industry

U.S. Asset Base Built To Maximize Regional Economies of Scale - Low-Cost Met Operations

AREC's operations are focused on eastern Kentucky and West Virginia. The Company is headquartered in Fishers, Indiana with regional offices at each operating subsidiary.


Headquarters
Fishers, IN
Southwest Indiana Operations
Jasonville, IN
West Virginia Operations
Oceana, WV
Eastern Kentucky Operations
Meta, KY
Kite, KY
Deane, KY
Hazard, KY
Anthracite
Low Volatile Bituminous (Met Carbon)
Medium and High Volatile Bituminous (Met Carbon)
Subbituminous
Lignite

AMERICAN RESOURCES CORPORATION

Competitive Across All Markets

Our Production Costs Are Significantly Lower Than Competitors by 20-30% by:

- Significantly reducing corporate overhead and legacy costs
- Streamlining operations to focus on efficiency and flexibility


Met Carbon Cost Curve
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Spot prices are currently at ~$187/ton. Equities are pricing in ~$130/ton medium-term which implies more new large met carbon projects are unlikely to go forward.
Adjusted All-In Cash Costs ($/tons)
160
140
120
100
80
60
40
20
0
2007
50
100
150
200
250
300
Company Production Cost Range
AAL BHP TCK South32 RIO GLEN Other Aust. ARCH Russia BTU Other US Rest of World

AMERICAN RESOURCES CORPORATION

Large Organic Growth Potential From Existing Portfolio

Low Capex Requirement to Bring Sites Online


Active Sites
Sites to Activate

~3-4Mt
Projected Annual Production

3
Currently Active Sites

Portfolio of Over
24 Sites

~300Mt
Total Current Deposits

AMERICAN RESOURCES CORPORATION

AMERICAN METALS

Aggregator and Processor of used metal and steel marketplace to the steel industry

Operations centrally located in the heart of coal county with an abundance of used steel and metal reserves from prior thermal coal mines

Rapidly expanding aggregation network given low-cost regional logistics

Used steel market is rapidly expanding and projected to grow over the next 15 years

Logistics Capabilities

- Aggregation is within economic viable distances via truck routes
- Control access via CSX Rail Lines
- Finalizing barge access via the Ohio river


NASDAQ: AREC
AMERICAN
RARE EARTH
Producer of critical and rare earth elements for the electrification marketplace

American Rare Earth

Building a Commercially Viable and Sustainable Rare Earth Business

Rare earth elements (REE) are not rare – the ability to capture and process is


Capture
Process
Purify

Partnered with 5 leading universities and licensed over 15 patents and technologies on an exclusive basis to create a rare earth element (REE) and critical mineral process chain

AMERICAN RESOURCES CORPORATION

Capture

Exclusive technology license agreements


Capture

Retrofitted existing carbon processing to segregate and capture REE feedstock

Existing Carbon Mining, course refuse and Acid Mine Drainage

Pyrite Segregation Circuit Technology

Hydro-Based Waste Streams



Assists in Segregates of REE material from carbon and carbon waste

Natural leeching and capture of REE

Cost (Low)	
Environmental Impact (Positive)	+

Process

Exclusive technology license agreements

Process

Profitable	$ $ $
Environmental Impact (Positive)	+

Electrolysis Based Technology to Concentrate REE

Feedstock from Capture and Fly Ash

Electrolysis

Processed Rare Earth Elements Concentrate

Upside Opportunity:

Processing Fly Ash to create Monetizable Byproducts

Recycling fly ash from coal-based utilities while cleaning up legacy environmental liabilities

Electrolysis

$

- Rare Earth Elements
- Purified Carbon
- Concrete Grade Fly Ash
- Hydrogen

Exclusive technology license agreements

Purify


Purify

Cost (Low/Medium)	
Environmental Impact (Neutral)	=/+

Creating Isolated & Pure Highly-Valuable REE


Concentrated REE
Purified REE Separated into Individual Elements

2 Staged Ligand Assisted Displacement (LAD) Chromatography

Key Highlights:



Pure REE are more valuable than concentrate



Exclusive Technology to recycle permanent magnets and batteries

AMERICAN RESOURCES CORPORATION

ESG Successes

Environmental - Social

Environment:

Bond releases: over 7,000 net impacted acres

Environmental liabilities: reduced over $20,000,000

Eliminated supply chain redundancies and inefficiencies at operations

Reduce fuel consumptions and overall waste

Social/Community

Received the Sentinels of Safety Award

Average pay for employees more than 200% above minimum wage in the region

Over $45 million in direct payroll over last four years

ESG Initiatives

Achieve carbon neutral status by 2030

Maintain net negative new acres impacted

Investment in energy efficient equipment, supply chains and processes

Promote diversity and inclusion at all levels

Corporate philosophy built around accountability at all levels

We look to build upon our track record of success with regards to environmental stewardship by physically remediating the earth and fixing the negative issues left behind by the legacy industry.

Team With Proven Operation Experience



Mark Jensen
Chief Executive Officer; Chairman of the Board
Over 10 years leading and managing mining operations and over 15 years investing, restructuring and building businesses



Thomas Sauve
President; Director
History of successfully identifying mining operations that have the ability to meet our model of cost cutting and efficiency



Kirk Taylor, CPA
Chief Financial Officer
16 years of accounting & auditing work at various national public accounting firms focused on tax advantaged business structuring



Tarlis Thompson
Chief Operating Officer
Over a decade of management experience in the mining industry ranging from logistics and environmental to acquisition integration



Mark LaVerghetta
VP Corporate Finance & Communications
20 years of financial market experience holding various roles with several Wall Street firms



Bernie Mason
President; American Carbon
40-year history of senior level management positions within the carbon industry

Independently Appraised Asset Value

Amassed a substantial asset base at a very significant discount to replacement value, with very low leverage to support massive growth opportunities

American Resources Corp's Asset	Appraised Value[1]
Wyoming County Coal; Mineral	$17,408,545[2]
Wyoming County Coal; Facilities	$18,026,700[2]
McCoy Elkhorn Coal; Mine Infrastructure	$68,140,150[2]
McCoy Elkhorn Coal; Processing & Handling Facilities	$76,324,400[2]
Perry County Resources; Processing & Handling Facilities	$73,497,570[3]
Knott County Coal; Processing & Handling Facilities	$22,614,637[3]
Deane Mining; Processing & Handling Facilities	$45,229,274[3]
Equipment	$53,006,118[4]
TOTAL	**$374,247,394**

American Resources Corporation Asset Values
Total Value: $374,247,400


Equipment, $53,006,118 , 14%
Wyoming County Coal; Mineral, $17,408,545 , 5%
Deane Mining; Processing & Handling Facilities, $45,229,274 , 12%
Wyoming County Coal; Facilities, $18,026,700 , 5%
Knott County Coal; Processing & Handling Facilities, $22,614,637 , 6%
McCoy Elkhorn Coal; Mine Infrastructure, $68,140,150 , 18%
Perry County Resources; Processing & Handling Facilities, $73,497,570 , 20%
McCoy Elkhorn Coal; Processing & Handling

1: Appraised replacement value or implied replacement value is based on appraisals completed on the Company assets or using metrics based on appraisals for implied replacement value; 2: Darco Appraisal; 3: Implied on Darco Appraisal of McCoy Elkhorn Coal; 4: Purchase Price, Hilco Appraisal and Replacement Cost

Financial Snapshot
NASDAQ: AREC

41%
Insider Held

Intelligently Capitalized
Balance Sheet

Acquisition Opportunity Inc.: NASDAQ: AMAOU
SPAC targeting acquisitions in
the land holding and resource industry

~$233M Market Cap[1]

~6.7M Avg. 3m Volume

~50.8M Shares Outstanding

1: Based on March 17, 2021 closing price of $4.58

AMERICAN RESOURCES CORPORATION

Year Over Year Sales


$80
$70
$60
$50
$40
$30
$20
$10
$0
Revenue (million)
$7.6
$20.8
$31.2
$24.5
$1.1
COVID19: Idled Operations
Guidance of $55 to $75 million
2016
2017
2018
2019
2020
2021

AMERICAN RESOURCES CORPORATION

Investment Summary

Fastest Growing Producer of Met Carbon and Rare Earth Elements
to the Growing Global Infrastructure and Electrification Markets

Multiple High-Growth Opportunities

Ability to activate sites
as global demand increases

Highly Competitive in Global Market

Low-cost structure
allows for preferred pricing

Management team with proven expertise in operational excellence

AMERICAN RESOURCES CORPORATION

Supporting Global Infrastructure

Investor Relations:
JTC Team, LLC
833-475-8247
arec@jtcir.com

americanresourcescorp.com
NASDAQ: AREC